                                                                   EXHIBIT 10.50

                                AMENDMENT NO. 3
                                      TO
                       LOAN AGREEMENT DATED JUNE 7, 1994
                   BY AND BETWEEN FX PRODUCING COMPANY, INC.
                            AND BANK ONE, TEXAS, NA

     This Amendment No. 3 to Loan Agreement dated June 7, 1994 (this "Third Amendment") by and between FX PRODUCING COMPANY, INC. (the "Borrower") and BANK ONE, TEXAS, NA, a national banking association (the "Bank"), is entered into this 20th day of June, 1996, to be effective as of March 1, 1996.

                              W I T N E S S E T H:

     Borrower and Bank entered into a Loan Agreement dated June 7, 1994, which was amended by Amendment No. l thereto effective as of September 30, 1995, and by Amendment No. 2 thereto effective as of March 1, 1996 (as such may be further amended, modified, supplemented or restated, the "Loan Agreement").

     Borrower has requested that the Bank change the Termination Date of the Loans, and the Bank has agreed to such request, subject to the terms and conditions of the Loan Agreement, as amended by this Amendment No. 3.

     NOW, THEREFORE, in consideration of the promises herein contained, and each intending to be legally bound hereby, the parties agree as follows:

     I.   Amendments to Loan Agreement.
          ----------------------------

     Article I.   DEFINITIONS, is amended by adding the following definition:
     ------------------------

          "Third Amendment" means Amendment No. 3 to the Loan Agreement,
           ---------------
          executed by Borrower and Bank on June 20, 1996.

     Article I.   DEFINITIONS, is further amended by revising the definition of
     ------------------------
     Termination Date to read as follows:

          "Termination Date" means October 1, 1997.
           ----------------

     Section 5.20. Tangible Net Worth Requirement - Borrower, is hereby amended
     -------------------------------------------------------
by deleting the text thereof in its entirety, and replacing it with the following:

                    5.20 Tangible Net Worth Requirement - Borrower. Borrower
                         -----------------------------------------
          shall maintain a tangible net worth of not less than $2,250,000.00 as of March 1, 1996, plus (x) eighty percent (80%) of quarterly net income (excluding losses) after March 31, 1996, and (y) eighty percent (80%) of any increases in shareholders' equity resulting from the sale or issuance of any equity subsequent to March 31, 1996. For purposes of this Section 5.20, Borrower's tangible net worth means stockholders' equity in Borrower, determined in accordance with GAAP,
          (a) plus the amount of all Indebtedness owed by Borrower to Guarantor (net of all Indebtedness owed by Guarantor to Borrower), and (b) minus those assets classified in accordance with GAAP as intangible, including, without limitation, goodwill, patents, trademarks, trade names, copyrights, franchises and deferred charges.

     II. Reaffirmation of Representations and Warranties.  To induce the
         -----------------------------------------------
Bank to enter into this Third Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Article IV of the Loan Agreement and in all other documents executed pursuant thereto, and additionally represents and warrants as follows:

          A. The execution and delivery of this Third Amendment and the performance by the Borrower of its obligations under this Third Amendment are within the Borrower's power, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of any agreement binding upon the Borrower.

          B. The Loan Agreement as amended by this Third Amendment represents the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

          C. No Event of Default or Unmatured Event of Default has occurred and is continuing as of the date hereof.

     III. Defined Terms.  Except as amended hereby, terms used herein that are
          -------------
defined in the Loan Agreement shall have the same meanings herein.

     IV. Reaffirmation of Loan Agreement.  This Third Amendment shall be deemed
         -------------------------------
to be an amendment to the Loan Agreement, and the Loan Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Loan Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Loan Agreement as amended hereby.

     V. Entire Agreement.  The Loan Agreement, as hereby amended, embodies the
        ----------------
entire agreement between the Borrower and the Bank and supersedes all prior proposals, agreements and understandings relating to the subject matter hereof. The Borrower certifies that it is relying on no representation, warranty, covenant or agreement except for those set forth in the Loan Agreement as hereby amended and the other documents previously executed or executed of even date herewith.

     VI. Governing Law.  THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED
         -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. This Third Amendment has been entered into in Harris County, Texas, and it shall be performable for all purposes in Harris County, Texas. Courts within the State of Texas shall have jurisdiction over any and all disputes between the Borrower and the Bank, whether in law or equity, including, but not limited to, any and all disputes arising out of or relating to this Third Amendment or any other Loan Document; and venue in any such dispute whether in federal or state court shall be laid in Harris County, Texas.

     VII. Severability.  Whenever possible each provision of this Third
          ------------
Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Third Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Third Amendment.

     VIII. Execution in Counterparts.  This Third Amendment may be executed in
           -------------------------
any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

     IX. Section Captions.  Section captions used in this Third Amendment are
         ----------------
for convenience of reference only, and shall not affect the construction of this Third Amendment.

     X. Successors and Assigns.  This Third Amendment shall be binding upon the
        ----------------------
Borrower and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Bank, and the respective successors and assigns of the Bank.

     XI. Non-Application of Chapter 15 of Texas Credit Codes.  The provisions of
         ---------------------------------------------------
Chapter 15 of the Texas Credit Code (Vernon's Texas Civil Statutes, Article 5069-15) are specifically declared by the parties hereto not to be applicable to the Loan Agreement as hereby amended or any of the other Loan Documents or to the transactions contemplated hereby.

     XII. Notice.  THIS THIRD AMENDMENT TOGETHER WITH THE LOAN AGREEMENT AND THE
          ------
OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the day and year first above written.

                                    BORROWER:
                                    --------

                                    FX PRODUCING COMPANY, INC.

                                    By: /s/  David N. Pierce
                                       -----------------------
                                    DAVID N, PIERCE, PRESIDENT

                                    BANK:
                                    ----

                                    BANK ONE, TEXAS, NA

                                    By: /s/  John B. Lane
                                       -------------------------
                                    JOHN B. LANE, VICE PRESIDENT

Agreed To and Accepted:
by GUARANTOR
   ---------

FRONTIER OIL EXPLORATION COMPANY

By: /s/  David N. Pierce
   -----------------------
   DAVID N. PIERCE, PRESIDENT

NOTICE OF FINAL AGREEMENT

TO:  FX PRODUCING COMPANY, INC.
     3006 Highland Drive, Suite 205
     Salt Lake City, Utah 84106
     (collectively, whether one or more, "Borrower")

As of the effective date of this Notice, Borrower and BANK ONE, TEXAS, NA ("Bank") have consummated a transaction pursuant to which Bank has agreed to make a loan or loans to Borrower, or to renew, extend or amend an existing loan or loans to Borrower, in an aggregate amount up to $5,000,000 with a current Borrowing Base limit of $3,580,000 which is comprised of a revolving loan in that amount (the "Loan").

In connection with the Loan, Borrower and Bank and other obligors, if any (collectively, whether one or more, "Other Obligors") have executed and delivered certain agreements, instruments and documents (collectively hereinafter referred to as the "Written Loan Agreement").

It is the intention of Borrower, Bank and Other Obligors that this Notice be incorporated by reference into each of the written agreements, instruments and documents comprising the Written Loan Agreement. Borrower, Bank and Other Obligors each warrants and represents that the entire agreement made and existing by or among Borrower, Bank and Other Obligors with respect to the Loan is contained within the Written Loan Agreement, as amended and supplemented hereby, and that no agreements or promises have been made by, or exist by or among, Borrower, Bank and Other Obligors that are not reflected in the Written Loan Agreement.

THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Effective Date: June 20, 1996.

                                          BANK ONE, TEXAS, NA


                                          By: /s/ John B. Lane
                                              -----------------------------
                                              John B. Lane,  Vice President


ACKNOWLEDGED AND AGREED:

Borrower:

FX PRODUCING COMPANY, INC.


By: /s/  David N. Pierce
    --------------------------
    David N. Pierce, President

Guarantor:

FRONTIER OIL EXPLORATION COMPANY


By: /s/  David N. Pierce
    --------------------------
    David N. Pierce, President